American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Capital Value Fund
Supplement dated October 1, 2019 ■ Summary Prospectus and Prospectus dated March 1, 2019

At a special meeting of shareholders of Capital Value held on September 30, 2019, shareholders approved the transfer of substantially all of the fund's net assets to Value. This tax-free exchange will occur on or about October 25, 2019. Capital Value Fund’s Investor, I, and A shareholders will receive shares of equal value of the corresponding class of Value Fund in exchange for their shares of Capital Value Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the reorganization.
Effective October 23, 2019, as of the close of the NYSE, Capital Value Fund will be closed to all investments, except reinvested dividends and capital gains distributions.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-95642 1910